Exhibit 99
Unaudited pro forma financial information
On May 9, 2011, Willbros Group, Inc., a Delaware Corporation (the “Company”), publicly announced its intention to exit the Canadian cross-country pipeline construction market and liquidate its investment in the related business. Accordingly, all related assets, liabilities and results of operations, which have previously been reported in continuing operations of the Company, will be reported as discontinued operations of the Company subsequent to the period ended March 31, 2011. As such, the following unaudited pro forma financial information shows the impact of the reclassification of the Canadian cross-country pipeline construction net assets and results of operations from continuing operations to discontinued operations on the consolidated balance sheets and consolidated statements of operations included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2011.

WILLBROS GROUP, INC
Pro Forma Condensed Consolidated Balance Sheet
March 31, 2011
(In thousands)
Unaudited

		Pro forma
	As reported	adjustments(1)	Pro forma results
ASSETS
Current assets:
Cash and cash equivalents	$79,289	$(11,040)	$68,249
Accounts receivable, net	361,315	(44,009)	317,306
Contract cost and recognized income not yet billed	62,163	(8,043)	54,120
Prepaid expenses	43,144	(269)	42,875
Parts and supplies inventories	13,281	—	13,281
Deferred income taxes	11,004	—	11,004
Assets of discontinued operations	394	77,433	77,827
Assets held for sale	12,128	(5,778)	6,350

Total current assets	582,718	8,294	591,012

Property, plant & equipment	216,367	(8,294)	208,073
Goodwill	202,665	—	202,665
Other intangible assets, net	191,577	—	191,577
Deferred income taxes	18,249	—	18,249
Other assets	57,467	—	57,467

Total assets	$1,269,043	$—	$1,269,043

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$289,131	$(48,213)	$240,918
Contract billings in excess of cost and recognized income	15,188	(760)	14,428
Short-term borrowings under credit facility	59,357	—	59,357
Current portion of capital lease obligations	3,078	(2)	3,076
Notes payable and current portion of other long-term debt	12,009	—	12,009
Current portion of government obligations	6,575	—	6,575
Accrued income taxes	1,055	—	1,055
Liabilities of discontinued operations	279	48,975	49,254
Other current liabilities	3,605	—	3,605

Total current liabilities	390,277	—	390,277
Long-term debt	278,528	—	278,528
Capital lease obligations	2,240	—	2,240
Contingent earnout	4,000	—	4,000
Long-term liabilities for unrecognized tax benefits	5,040	—	5,040
Deferred income taxes	77,307	—	77,307
Other long-term liabilities	31,117	—	31,117

Total liabilities	788,509	—	788,509

Stockholders’ equity
Attributable to Willbros Group, Inc.	479,724	—	479,724
Noncontrolling interest	810	—	810

Total stockholders’ equity	480,534	—	480,534

Total liabilities and stockholders’ equity	$1,269,043	$—	$1,269,043

(1)	Represents the reclassification of Canada cross-country pipeline construction assets from continuing operations to discontinued operations.

WILLBROS GROUP, INC
Pro Forma Condensed Consolidated Statement of Operations
For the Three Months Ended March 31, 2011
(In thousands, except share and per share amounts)
Unaudited

		Pro forma
	As reported	adjustments(1)	Pro forma results
Contract Revenue	$412,325	$(83,439)	$328,886
Operating expenses:
Contract	403,128	(86,287)	316,841
Amortization of intangibles	3,917	—	3,917
General and administrative	40,444	(147)	40,297
Changes in fair value of contingent earnout liability	(6,000)	—	(6,000)
Other charges	145	—	145

	441,634	(86,434)	355,200

Operating income (loss)	(29,309)	2,995	(26,314)
Other income (expense):
Interest expense, net	(14,783)	(17)	(14,800)
Other, net	387	(287)	100

	(14,396)	(304)	(14,700)

Income (loss) from continuing operations before income taxes	(43,705)	2,691	(41,014)
Provision for income taxes	402	671	1,073

Net income (loss) from continuing operations	(44,107)	2,020	(42,087)
Loss from discontinued operations net of provisions for income taxes	(791)	(2,020)	(2,811)

Net loss	(44,898)	—	(44,898)
Less: Income attributable to noncontrolling interest	(271)	—	(271)

Net loss attributable to Willbros Group, Inc.	$(45,169)	$—	$(45,169)

Reconciliation of net loss attributable to Willbros Group, Inc.:
Loss from continuing operations	$(44,378)	$2,020	$(42,358)
Loss from discontinued operations	(791)	(2,020)	(2,811)

Net loss	$(45,169)	$—	$(45,169)

Basic loss per share attributable to Company Shareholders:
Loss from continuing operations	$(0.94)	$0.04	$(0.90)
Loss from discontinued operations	(0.02)	(0.04)	$(0.06)

Net loss	$(0.96)	$—	$(0.96)

Diluted loss per share attributable to Company Shareholders:
Loss from continuing operations	$(0.94)	$0.04	$(0.90)
Loss from discontinued operations	(0.02)	(0.04)	$(0.06)

Net loss	$(0.96)	$—	$(0.96)

Weighted average number of common shares outstanding
Basic	47,315,990	47,315,990	47,315,990

Diluted	47,315,990	47,315,990	47,315,990

(1)	Represents the reclassification of Canada cross-country pipeline construction assets from continuing operations to discontinued operations.

WILLBROS GROUP, INC
Pro Forma Condensed Consolidated Balance Sheet
December 31, 2010
(In thousands)
Unaudited

		Pro forma
	As reported	adjustments(1)	Pro forma results
ASSETS
Current assets:
Cash and cash equivalents	$141,101	$(6,951)	$134,150
Accounts receivable, net	319,874	(14,581)	305,293
Contract cost and recognized income not yet billed	35,059	(11,302)	23,757
Prepaid expenses	54,831	(78)	54,753
Parts and supplies inventories	10,108	—	10,108
Deferred income taxes	11,004	—	11,004
Assets of discontinued operations	240	47,779	48,019
Assets held for sale	18,867	(5,566)	13,301

Total current assets	591,084	9,301	600,385

Property, plant & equipment	229,179	(9,301)	219,878
Goodwill	211,753	—	211,753
Other intangible assets, net	195,457	—	195,457
Deferred income taxes	16,570	—	16,570
Other assets	41,759	—	41,759

Total assets	$1,285,802	$—	$1,285,802

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$214,062	$(25,676)	$188,386
Contract billings in excess of cost and recognized income	16,470	(1,543)	14,927
Current portion of capital lease obligations	5,371	(5)	5,366
Notes payable and current portion of other long-term debt	71,594	—	71,594
Current portion of government obligations	6,575	—	6,575
Accrued income taxes	2,356	—	2,356
Other current liabilities	4,832	—	4,832
Liabilities of discontinued operations	324	27,224	27,548

Total current liabilities	321,584	—	321,584
Long-term debt	305,227	—	305,227
Capital lease obligations	5,741	—	5,741
Contingent earnout	10,000	—	10,000
Long-term liabilities for unrecognized tax benefits	4,866	—	4,866
Deferred income taxes	76,020	—	76,020
Other long-term liabilities	38,824	—	38,824

Total liabilities	762,262	—	762,262

Stockholders’ equity
Attributable to Willbros Group, Inc.	522,669	—	522,669
Noncontrolling interest	871	—	871

Total stockholders’ equity	523,540	—	523,540

Total liabilities and stockholders’ equity	$1,285,802	$—	$1,285,802

(1)	Represents the reclassification of Canada cross-country pipeline construction assets from continuing operations to discontinued operations.

WILLBROS GROUP, INC
Pro Forma Condensed Consolidated Balance Sheet
December 31, 2009
(In thousands)
Unaudited

		Pro forma
	As reported	adjustments(1)	Pro forma results
ASSETS
Current assets:
Cash and cash equivalents	$198,684	$(1,781)	$196,903
Short-term investments	16,559	—	16,559
Accounts receivable, net	162,414	(17,439)	144,975
Contract cost and recognized income not yet billed	45,009	(5,919)	39,090
Prepaid expenses	15,416	(284)	15,132
Parts and supplies inventories	4,666	—	4,666
Deferred income taxes	2,875	—	2,875
Assets of discontinued operations	692	43,276	43,968

Total current assets	446,315	17,853	464,168

Property, plant & equipment	132,879	(17,786)	115,093
Goodwill	85,775	—	85,775
Other intangible assets, net	36,772	—	36,772
Deferred income taxes	25,034	—	25,034
Other assets	1,603	(67)	1,536

Total assets	$728,378	$—	$728,378

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable and accrued liabilities	$81,470	$(661)	$80,809
Contract billings in excess of cost and recognized income	11,336	(160)	11,176
Current portion of capital lease obligations	5,824	(120)	5,704
Notes payable and current portion of other long-term debt	31,450	—	31,450
Current portion of government obligations	6,575	—	6,575
Accrued income taxes	1,605	—	1,605
Other current liabilities	9,968	—	9,968
Liabilities of discontinued operations	351	983	1,334

Total current liabilities	148,579	42	148,621
Long-term debt	56,071	—	56,071
Capital lease obligations	10,692	(42)	10,650
Long-term portion of government obligations	6,575	—	6,575
Long-term liabilities for unrecognized tax benefits	5,512	—	5,512
Deferred income taxes	11,356	—	11,356
Other long-term liabilities	1,598	—	1,598

Total liabilities	240,383	—	240,383

Stockholders’ equity
Attributable to Willbros Group, Inc.	487,196	—	487,196
Noncontrolling interest	799	—	799

Total stockholders’ equity	487,995	—	487,995

Total liabilities and stockholders’ equity	$728,378	$—	$728,378

(1)	Represents the reclassification of Canada cross-country pipeline construction assets from continuing operations to discontinued operations.

WILLBROS GROUP, INC
Pro Forma Condensed Consolidated Statement of Operations
For the Year Ended December 31, 2010
(In thousands, except share and per share amounts)
Unaudited

		Pro forma
	As reported	adjustments(1)	Pro forma results
Contract Revenue	$1,192,412	$(36,163)	$1,156,249
Operating expenses:
Contract	1,080,391	(56,530)	1,023,861
Amortization of intangibles	9,724	—	9,724
General and administrative	118,427	(449)	117,978
Goodwill impairment	60,000	—	60,000
Changes in fair value of contingent earnout liability	(45,340)	—	(45,340)
Acquisition costs	10,055	—	10,055
Other charges	3,771	—	3,771

	1,237,028	(56,979)	1,180,049

Operating income (loss)	(44,616)	20,816	(23,800)
Other income (expense):
Interest income	755	(118)	637
Interest expense	(28,320)	6	(28,314)
Other, net	5,474	(1,594)	3,880

	(22,091)	(1,706)	(23,797)

Income (loss) from continuing operations before income taxes	(66,707)	19,110	(47,597)
Provision (benefit) for income taxes	(36,150)	5,328	(30,822)

Net income (loss) from continuing operations	(30,557)	13,782	(16,775)
Loss from discontinued operations net of provisions for income taxes	(5,272)	(13,782)	(19,054)

Net loss	(35,829)	—	(35,829)
Less: Income attributable to noncontrolling interest	(1,207)	—	(1,207)

Net loss attributable to Willbros Group, Inc.	$(37,036)	$—	$(37,036)

Reconciliation of net loss attributable to Willbros Group, Inc.:
Income (loss) from continuing operations	$(31,764)	$13,782	$(17,982)
Loss from discontinued operations	(5,272)	(13,782)	(19,054)

Net loss	$(37,036)	$—	$(37,036)

Basic income (loss) per share attributable to Company Shareholders:
Income (loss) from continuing operations	$(0.74)	$0.32	$(0.42)
Loss from discontinued operations	(0.12)	(0.32)	$(0.44)

Net loss	$(0.86)	$—	$(0.86)

Diluted income (loss) per share attributable to Company Shareholders:
Income (loss) from continuing operations	$(0.74)	$0.32	$(0.42)
Loss from discontinued operations	$(0.12)	(0.32)	$(0.44)

Net loss	$(0.86)	$—	$(0.86)

Weighted average number of common shares outstanding
Basic	43,013,934	43,013,934	43,013,934

Diluted	43,013,934	43,013,934	43,013,934

(1)	Represents the reclassification of Canada cross-country pipeline construction assets from continuing operations to discontinued operations.

WILLBROS GROUP, INC
Pro Forma Condensed Consolidated Statement of Operations
For the Year Ended December 31, 2009
(In thousands, except share and per share amounts)
Unaudited

		Pro forma
	As reported	adjustments(1)	Pro forma results
Contract Revenue	$1,259,773	$(73,964)	$1,185,809
Operating expenses:
Contract	1,115,224	(69,080)	1,046,144
Amortization of intangibles	6,515	—	6,515
General and administrative	82,345	(817)	81,528
Acquisition costs	2,499	—	2,499
Other charges	12,694	—	12,694

	1,219,277	(69,897)	1,149,380

Operating income (loss)	40,496	(4,067)	36,429
Other income (expense):
Interest income	1,966	(55)	1,911
Interest expense	(10,294)	23	(10,271)
Other, net	819	64	883

	(7,509)	32	(7,477)

Income (loss) from continuing operations before income taxes	32,987	(4,035)	28,952
Provision (benefit) for income taxes	8,734	(1,297)	7,437

Net income (loss) from continuing operations	24,253	(2,738)	21,515
Income (loss) from discontinued operations net of provisions for income taxes	(4,613)	2,738	(1,875)

Net income	19,640	—	19,640
Less: Income attributable to noncontrolling interest	(1,817)	—	(1,817)

Net income attributable to Willbros Group, Inc.	$17,823	$—	$17,823

Reconciliation of net loss attributable to Willbros Group, Inc.:
Income (loss) from continuing operations	$22,436	$(2,738)	$19,698
Income (loss) from discontinued operations	(4,613)	2,738	(1,875)

Net income	$17,823	$—	$17,823

Basic income (loss) per share attributable to Company Shareholders:
Income (loss) from continuing operations	$0.58	$(0.07)	$0.51
Income (loss) from discontinued operations	(0.12)	0.07	$(0.05)

Net income	$0.46	$—	$0.46

Diluted income (loss) per share attributable to Company Shareholders:
Income (loss) from continuing operations	$0.58	$(0.07)	$0.51
Income (loss) from discontinued operations	$(0.12)	0.07	$(0.05)

Net income	$0.46	$—	$0.46

Weighted average number of common shares outstanding:
Basic	38,657,594	38,657,594	38,657,594

Diluted	38,883,077	38,883,077	38,883,077

(1)	Represents the reclassification of Canada cross-country pipeline construction assets from continuing operations to discontinued operations.

WILLBROS GROUP, INC
Pro Forma Condensed Consolidated Statement of Operations
For the Year Ended December 31, 2008
(In thousands, except share and per share amounts)
Unaudited

		Pro forma
	As reported	adjustments(1)	Pro forma results
Contract Revenue	$1,912,704	$(182,037)	$1,730,667
Operating expenses:
Contract	1,650,156	(151,072)	1,499,084
Amortization of intangibles	10,420	—	10,420
General and administrative	118,027	(871)	117,156

	1,840,898	(151,943)	1,688,955

Operating income (loss)	71,806	(30,094)	41,712
Other income (expense):
Interest income	3,547	(232)	3,315
Interest expense	(12,579)	215	(12,364)
Other, net	7,891	92	7,983

	(1,141)	75	(1,066)

Income (loss) from continuing operations before income taxes	70,665	(30,019)	40,646
Provision (benefit) for income taxes	25,942	(7,346)	18,596

Net income (loss) from continuing operations	44,723	(22,673)	22,050
Income from discontinued operations net of provisions for income taxes	745	22,673	23,418

Net income	45,468	—	45,468
Less: Income attributable to noncontrolling interest	(1,836)	—	(1,836)

Net income attributable to Willbros Group, Inc.	$43,632	$—	$43,632

Reconciliation of net income attributable to Willbros Group, Inc.:
Income (loss) from continuing operations	$42,887	$(22,673)	$20,214
Income (loss) from discontinued operations	745	22,673	23,418

	$43,632	$—	$43,632

Basic income (loss) per share attributable to Company Shareholders:
Income (loss) from continuing operations	$1.12	$(0.59)	$0.53
Income from discontinued operations	0.02	0.59	$0.61

Net Income	$1.14	$—	$1.14

Diluted income (loss) per share attributable to Company Shareholders:
Income (loss) from continuing operations	$1.11	$(0.58)	$0.53
Income from discontinued operations	$0.02	0.58	$0.60

Net Income	$1.13	$—	$1.13

Weighted average number of common shares outstanding:
Basic	38,269,248	38,269,248	38,269,248

Diluted	38,764,167	38,764,167	38,764,167

(1)	Represents the reclassification of Canada cross-country pipeline construction assets from continuing operations to discontinued operations.